THE VANTAGEPOINT FUNDS Core Bond Index Fund Ticker Symbol: Class I Shares: VPCIX Class II Shares: VPCDX T Shares: VQCIX
SUMMARY PROSPECTUS • JANUARY 22, 2013 AS REVISED MARCH 20, 2013

Before you invest you may want to review The Vantagepoint Funds’ prospectus and statement of additional information, which contain more information about the Fund and its risks. The current prospectus and statement of additional information dated January 22, 2013, as supplemented, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.icmarc.org/vpprospectus. You can also get this information at no cost by calling 800-669-7400 or by sending an email request to investorservices@icmarc.org.

 Investment Objective

To offer current income by approximating the performance of the Barclays U.S. Aggregate Bond Index.

 Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Beginning March 1, 2013, the Fund will offer a new share class, “T Shares,” to investors.

Shareholder Fees
(fees paid directly from your
investment)

Transaction fees (All share classes)			None

Annual Fund Operating Expenses
(expenses that you pay each
year as a percentage
of the value of your		Class I	Class II
investment)	T Shares	Shares	Shares

Management fees	0.05%	0.05%	0.05%

Subadviser fees[1]	0.01%	0.01%	0.01%

Other expenses	0.14%	0.34%	0.14%

Total annual fund operating expenses[1]	0.20%	0.40%	0.20%

Fee waiver[2]	(0.05%)	None	None

Total annual fund operating expenses after fee waiver[1,2]	0.15%	0.40%	0.20%

[1]	Fees and expenses have been restated to reflect current fees and expenses.
[2]	The Fund’s transfer agent has contractually agreed to waive a portion of its fees on T Shares beginning March 1, 2013 through April 30, 2014. The transfer agent may not terminate this contractual fee waiver prior to the end date.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that the contractual fee waiver described above expires on April 30, 2014 and therefore is only reflected in the 1 year example. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
T Shares	$15	$59	$108	$250

Class I Shares	$41	$128	$224	$505

Class II Shares	$21	$64	$113	$255

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2011, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.

 Investments, Risks, and Performance

Principal Investment Strategies
The Fund invests, under normal circumstances, at least 90% of its net assets in bonds and other fixed income securities included in the Barclays U.S. Aggregate Bond Index, selected and weighted to seek to result in investment characteristics comparable to those of that index and performance that correlates with the performance of that index.

The Fund follows an indexed or “passively managed” approach to investing. This means that securities are selected for investment to try to approximate the investment characteristics and performance of the index. The subadviser employs a sampling technique to approximate index characteristics, using fewer securities than are contained in the index. The Barclays U.S. Aggregate Bond Index is an unmanaged index that consists of investment grade U.S. dollar-denominated fixed income securities (i.e., U.S. dollar-denominated securities rated within the four highest grades by a major ratings agency).

While there is no guarantee, the investment adviser expects the correlation between the Fund and its index to be at least 0.95. A correlation of 1.00 would mean the returns of the Fund and the index almost always move in the same direction (but not necessarily by the same amount). A correlation of 0.00 would

Summary Prospectus January 22, 2013 as revised March 20, 2013	1	Vantagepoint Core Bond Index Fund

mean movements in the Fund are unrelated to movements in the index.

Principal Investment Risks
There is no guarantee that the Fund will achieve its investment objective. You may lose money by investing in the Fund. The Fund’s principal investment risks are summarized below:

Interest Rate Risk
Fixed income securities fluctuate in value as interest rates change. When interest rates rise, the market prices of fixed income securities will usually decrease; when interest rates fall, the market prices of fixed income securities usually will increase.

U.S. Government Agency Securities Risk
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Further, there is no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) that issue or guarantee certain securities. If a government agency or a government-sponsored enterprise is unable to meet its obligations, the Fund may experience a loss.

Mortgage-backed Securities Risk
Defaults on the mortgages underlying mortgage-backed securities may adversely affect the value of these securities. These securities are also subject to interest rate risk, credit risk, prepayment risk, and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of fixed income securities.

Asset-backed Securities Risk
Defaults on the assets underlying asset-backed securities may adversely affect the value of these securities. These securities are subject to risks associated with the nature of the underlying assets and are also subject to interest rate risk, credit risk, prepayment risk, and extension risk. Certain asset-backed securities may be more volatile and less liquid than other traditional types of fixed income securities.

Credit Risk
An issuer of a fixed income security may be unable or unwilling to make payments of principal or interest to the holders of such securities or may declare bankruptcy. These events could cause the Fund to lose money.

Index Fund Risk
The Fund is designed to approximate the investment characteristics and performance of a specified index. Securities may be purchased, held, and sold by the Fund at times when an actively managed fund would not do so. Performance of the Fund will deviate from the performance of its benchmark index, which is known as tracking error. Tracking error may be caused by: (i) fees and expenses of the Fund (whereas the benchmark index has no management fees or transaction expenses); (ii) changes to the benchmark index; and (iii) the timing of cash flows into and out of the Fund.

 Risk/Return Bar Chart and Table

The Bar Chart and Average Annual Total Returns table demonstrate the risks of investing in the Fund, by showing how the Fund’s performance can change from year to year and by showing how the Fund’s average annual total returns compare with a broad-based securities market index. The bar chart shows performance of the Fund’s Class I Shares. In the table, performance information for T Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Class I Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by T Shares. The Fund has a contractual agreement by the Fund’s transfer agent to waive a portion of its fees on the T Shares of the Index Funds beginning March 1, 2013 through April 30, 2014. Should this agreement by the Fund’s transfer agent not be renewed, the Fund would experience an increase in fees. An increase in fees can adversely impact performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

Calendar Year Total Returns — Class I Shares

Best Quarter	Worst Quarter
4.55%	-2.56%
(3rd Qtr 2002)	(2nd Qtr 2004)

Average Annual
Total Returns
(for the periods ended
December 31, 2011)	1 year	5 years	10 years
Core Bond Index Fund

Class I Shares — Return before taxes	7.41%	6.05%	5.32%

Class I Shares — Return after taxes on distributions	6.08%	4.41%	3.58%

Class I Shares — Return after taxes on distributions and sale of fund shares	4.78%	4.20%	3.51%

Class II Shares — Return before taxes	7.57%	6.25%	5.53%

T Shares — Return before taxes	7.41%	6.05%	5.32%

Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.84%	6.50%	5.78%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(a)/457 plans or individual retirement accounts. After-tax returns are shown for Class I shares only. After-tax returns for other classes will vary.

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 Management

Investment Adviser: Vantagepoint Investment Advisers, LLC

Subadviser:

Mellon Capital Management Corporation
Name	Title with Subadviser	Length of Service
Zandra Zelaya, CFA	Director and Senior Portfolio Manager (Fixed Income)	Portfolio Manager of the Fund since March 2013

Gregory Lee, CFA	Vice President and Senior Portfolio Manager (Fixed Income)	Portfolio Manager of the Fund since March 2013

Purchase and Sale of Fund Shares
Class I Shares of the Fund are available to: (1) public sector employee benefit plan(s) sponsored by a public employer (i) having total assets of less than $20 million administered by the ICMA Retirement Corporation and (ii) investing in the applicable Index Fund directly; (2) Individual Retirement Accounts (“IRAs”); and other (3) individual accounts that are eligible to invest in the Fund. Class II Shares of the Fund are available to public sector employee benefit plan(s) sponsored by a public employer or other account that utilizes the EZLink platform and (i) has total assets in excess of $20 million administered by ICMA Retirement Corporation or (ii) has other qualifying characteristics.

Beginning on March 1, 2013, T Shares will be available for purchase. Eligible T Share investors are: (1) VantageTrust; (2) other common trust funds, collective investment funds or similar pooled investment vehicles established or maintained by VantageTrust Company or affiliated persons of it or of ICMA Retirement Corporation; (3) insurance company separate accounts in which VantageTrust or a vehicle described in (2) above invests; and (4) the Model Portfolio and Milestone Funds.

There is no minimum investment except for Vantagepoint Elite investors. The minimum initial investment amount for Vantagepoint Elite investors is $5,000, and the minimum subsequent investment amount is $1,000 ($200 for purchases through an automatic investment program). Please see the prospectus for additional information about the Vantagepoint Elite program.

Shares of the Fund may be redeemed on any business day. To redeem shares that you own through an Individual Retirement Account (“IRA”), you must send your request, in writing, c/o Vantagepoint Transfer Agents, LLC, P.O. Box 17010, Baltimore, Maryland 21297-1010. You can call Investor Services at 800-669-7400 to obtain an IRA Account Withdrawal Form or a VantageCare Retirement Health Savings Plan (“RHS”) Benefits Reimbursements Request Form. For a VantageCare RHS Employer Investment Program (“EIP”) Payment Request Form, call Client Services at 800-326-7272.

Tax Information
Shareholders who invest in the Fund through a tax qualified plan ordinarily will not be taxed on distributions (whether ordinary income or capital gains) until they receive distributions or withdrawals from their plan. Distributions to Vantagepoint Elite investors will normally be taxed as ordinary income or capital gains when they are received.

Summary Prospectus January 22, 2013 as revised March 20, 2013	3	Vantagepoint Core Bond Index Fund

ICMA Retirement Corporation 777 North Capitol Street, NE Washington, DC 20002-4240

BRC000-072-201303-C2026

Summary Prospectus January 22, 2013 as revised March 20, 2013	4	Vantagepoint Core Bond Index Fund